STOCK-BASED COMPENSATION PLANS	12 Months Ended
Dec. 31, 2012
Share-Based Compensation [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
28.	STOCK-BASED COMPENSATION PLANS

(a)	Details of stock-based compensation expense:

	Successor	Predecessor
	Three months ended	Nine months ended	Years ended
	December 31	September 30	December 31
	2012	2012	2011	2010
Stock option awards	$–	$–	$0.2	$0.2
Restricted share units	–	–	0.1	0.3
Deferred share units	–	–	–	–
	$–	$–	$0.3	$0.5

(b)	Stock option plans

The company had an employee share option plan in place for its key officers, former directors and employees that provided for the issuance of up to a maximum of 12.0 million common shares. All stock options were cancelled on September 13, 2012 when the company exited from CCAA proceedings.

Prior to their cancellation, the long-term component of the mid- to long-term incentive plan (MLTIP) for the company’s executives included stock options.  Vesting of the stock options granted under the MLTIP was subject to the weighted average price per share of the common shares for all sales of such shares on the Toronto Stock Exchange (TSX) over 20 consecutive trading days reaching or exceeding a price per share equal to twice the exercise price.  These options had a 10-year life, and an exercise price that was established as 25% over the weighted average price per share of the common shares for all sales of common shares on the TSX during the five consecutive trading days preceding the date of the grant of the options. These options were exercisable on or after the earlier of August 1, 2012 or on the occurrence of a change-of-control event involving the company.

Options granted, other than those granted pursuant to the company’s MLTIP, had a maximum term of 10 years. These options were formerly exercisable as to one-third on and after the first anniversary date, as to two-thirds on and after the second anniversary date and as to all on and after the third anniversary date, unless, in the case of options granted on March 28, 2007, the market price of the common shares exceeded a specified acceleration price, in which case all of the options were exercisable at that time.  In general, market price for options was determined by the weighted average price per share for all sales of common shares on the TSX on the date on which a determination of market price was required. However, market price for options granted annually to the company’s directors under the director compensation program was set 25% above the market price as calculated above.

The company applied the fair value-based method for recording share options granted to directors, officers and employees. Under the fair value method, compensation cost is measured at fair value at the date of grant, and is expensed over the award’s vesting period. Compensation expense related to performance-based options is recognized when it is probable that the performance conditions will be achieved.

As at December 31, 2012 and September 30, 2012, the total remaining unrecognized compensation cost associated with the stock options totalled $nil (2011 – $0.1 million) due to their cancellation on September 13, 2012.

The fair value of share options was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions:

	2012	2011	2010
Risk-free interest rate	N/A	3.0%	2.5%
Annual dividends per share	N/A	Nil	Nil
Expected stock price volatility	N/A	74%	70%
Expected option life (in years)	N/A	10.0	10.0
Average fair value of options granted (in dollars)	N/A	$0.25	$0.06

The risk-free interest rate was based on a zero-coupon Government of Canada bond with a remaining term approximately equivalent to the expected life of the stock option. The company estimated the annual dividends per share, expected stock price volatility and expected option life based on historical experience.

Changes in the number of options outstanding during the years ended December 31 were as follows:

	2012		2011		2010
	Number of options	Weighted average exercise price (in dollars)	Number of options	Weighted average exercise price (in dollars)	Number of options	Weighted average exercise price (in dollars)
Beginning of year	7,522,337	$0.91	7,581,693	$1.00	2,973,551	$2.72
Granted	–	–	234,000	0.38	5,080,647	0.13
Exercised	–	–	–	–	–	–
Forfeited	(54,000)	0.38	–	–	–	–
Expired or cancelled	(7,468,337)	0.91	(293,356)	2.98	(472,505)	2.37
End of year	–	$–	7,522,337	$0.91	7,581,693	$1.00

(c)	Restricted share units

The company had established a restricted share unit (RSU) plan for its former directors and key executives.  The RSU plan was cancelled on September 13, 2012 when the company exited from CCAA proceedings. Under the terms of this plan, senior executives were eligible for incentive remuneration paid to them in the form of RSUs.  Each RSU, once vested, entitled the holder to receive one common share of the company.  The fair value of RSUs was based on the market value of the company’s shares on the day of the grant.

RSUs vested in accordance with terms determined by the company, which reflected, among other things, one or more of the following factors: (i) the return to shareholders with or without reference to other comparable businesses; (ii) the financial performance or results of the corporation; (iii) other performance criteria relating to the corporation; and (iv) the length of time of service by the participant. The performance terms that the company applied to RSUs were intended to strengthen the link between the corporation’s performance and the value of the RSUs at the time that they were paid out.

Prior to their cancellation, the long-term component of the MLTIP included performance-based RSUs. Vesting of these RSUs occurred when the weighted average price per share of the company’s common shares for all sales of such shares on the TSX over 20 consecutive trading days reached or exceeded twice the price per share equal to 25% over the weighted average price per share of the common shares for all sales of common shares on the TSX during the five consecutive trading days preceding the date the RSUs were issued. These RSUs were to be paid out on the earlier of August 1, 2012 or on the occurrence of a change of control event involving the company. Compensation expense related to performance-based RSUs was recognized when it was probable that the performance conditions would be achieved.

As at December 31, 2012 the total remaining unrecognized compensation cost associated with the RSUs totalled $nil (2011 – $0.1 million) due to their cancellation on September 13, 2012.

Changes in the number of outstanding RSUs during the year ended December 31, 2012 were as follows:

	Number of shares	Weighted average fair value at grant date (in dollars)
Beginning of year	3,214,686	$0.11
Granted	–	–
Vested/exercised	–	–
Expired or cancelled	(3,214,686)	0.11
End of year	–	–

(d)	Deferred share unit plan

The company had established a deferred share unit (DSU) plan for its former directors. The DSU plan was cancelled on September 13, 2012 when the company exited from CCAA proceedings. Under the terms of this plan, directors could elect to receive their annual cash remuneration in DSUs, cash or a combination thereof. Each DSU initially had a value equivalent to the company’s weighted average share price on the TSX during the 10 consecutive trading days prior to the issuance date of the DSU. A director’s DSU account was credited with dividend equivalents in the form of additional DSUs when dividends were paid on common shares. A director could elect the date of redemption by filing an irrevocable written election with the company no later than December 15 of the calendar year commencing immediately after the director’s termination date. As at December 31, 2012, all DSUs had been cancelled (2011 – 474,416).